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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 11, 2002


                             KNOLOGY BROADBAND, INC.
               (Exact Name of Registrant as Specified in Charter)
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

                  Delaware                                333-43339                                 58-2203141
(State or Other Jurisdiction of Incorporation)     (Commission File Number)             (IRS Employer Identification No.)

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               1241 O. G. Skinner Drive, West Point, Georgia 31833
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (706) 645-8553

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

Exhibit
Number   Exhibit Description
-------  -------------------

99.1     Press Release

Item 9.  Regulation FD Disclosure.

         On March 11, 2002, Knology, Inc. and Knology Broadband, Inc. jointly issued a press release announcing their 2001 fourth quarter and year-end results. The text of this press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KNOLOGY BROADBAND, INC.


Dated March 11, 2002                            By: /s/ Chad S. Wachter
                                                    ---------------------------
                                                Chad S. Wachter
                                                Vice President, General Counsel
                                                and Secretary

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                                  Exhibit Index

Exhibit
Number             Exhibit Description
-------            -------------------
  99.1             Press Release